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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)      August 15, 2003
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                                 Accessity Corp.
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             (Exact name of registrant as specified in its charter)


            New York                   0-21467                   11-2750412
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  (State or other jurisdiction       (Commission               (IRS Employer
        of incorporation)            File Number)            Identification No.)



                       12514 West Atlantic Boulevard 33071
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (954) 752-6161
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         (Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1     Press release issued by the Registrant on August 15, 2003 filed herein.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 15, 2003 the Registrant reported in a press release its financial results for the period ended June 30, 2003.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       driversshield.com

                                  By:  /s/ Barry Siegel
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                                      Name:  Barry Siegel
                                      Title:  Chairman of the Board, Secretary
                                      Chief Executive Officer


Date:  August 19, 2003


















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                                 EXHIBITS INDEX



       99.1 Press release issued by the Registrant on August 15, 2003 filed herein.






























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